SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2012

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3700 Colonnade Parkway, Suite 600, Birmingham, Alabama 35243
(Address of principal executive offices) (Zip Code)

(205) 870-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
Infinity Property and Casualty Corporation ("Infinity") is filing this Current Report on Form 8-K to update the information included in its Annual Report on Form 10-K for the year ended December 31, 2011 for the following items:

•
Effective January 1, 2012, Infinity retrospectively adopted Accounting Standards Update ("ASU") 2010-26 that addresses which costs related to issuing or renewing insurance contracts qualify for deferral. To qualify for deferral, the guidance specifies that a cost must be directly related to the successful acquisition of an insurance contract. Upon adoption, the financial statements for prior periods were adjusted to reflect the adoption of the new standard. The financial statements included in Exhibit 99.1 to this Form 8-K update the financial statements included in Infinity's 2011 Form 10-K to reflect the impact of retrospective adoption. However, such adjusted financial statements do not represent a restatement of the 2011 Form 10-K.

•
Effective January 1, 2012, Infinity retrospectively adopted ASU 2011-05, which eliminates the option to report other comprehensive income in the Statements of Changes in Shareholders' Equity. As permitted by the standard, Infinity's comprehensive income is now presented in a separate statement immediately following the Statements of Earnings. This new presentation does not change the measurement of net earnings, other comprehensive income or earnings per share, and accordingly, had no impact on Infinity's results of operations or financial position.

The following items of the 2011 Form 10-K are being updated retrospectively to reflect the adoption of ASU No. 2010-26 and ASU No. 2011-05:

•	Item 1 - Business

•	Item 6 - Selected Financial Data

•	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 - Financial Statements and Supplementary Data

•	Item 15 - Exhibits and Financial Statement Schedules
Parts I, II, III and portions of Part IV of the 2011 Form 10-K, as adjusted retrospectively, are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K, including exhibits, should be read in conjunction with and as a supplement to Infinity's 2011 Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 28, 2012. Except for matters noted above, no other information in Infinity's 2011 Form 10-K is being updated in this Form 8-K for events or developments that occurred subsequent to the filing of the Form 10-K. For significant developments since the filing of the 2011 Form 10-K, refer to Infinity's Form 10-Q for the quarterly period ended June 30, 2012 and other more recent Securities and Exchange Commission filings.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Number	Exhibit Description
23	Consent of independent registered public accounting firm.
99.1	Supplemental information to update Infinity's Annual Report on Form 10-K for the year ended December 31, 2011.
101	The following financial information from Infinity Property and Casualty's Form 10-K for the year ended December 31, 2011, formatted in XBRL (Extensible Business Reporting Language):
(i) Consolidated Balance Sheets
(ii) Consolidated Statements of Earnings
(iii) Consolidated Statements of Comprehensive Income
(iv) Consolidated Statements of Changes in Shareholders' Equity
(v) Consolidated Statements of Cash Flows
(vi) Notes to Consolidated Financial Statements
(vii) Financial Statement Schedules

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

Date:	September 12, 2012	By: __/s/ Samuel J. Simon________
Name: Samuel J. Simon
Title: Executive Vice President, General Counsel and Assistant Secretary